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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): SEPTEMBER 29, 2004

                           MICROFINANCIAL INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  MASSACHUSETTS
                 (State or other jurisdiction of incorporation)

            1-14771                                 04-2962824
  (Commission file number)                (IRS Employer Identification No.)

                       10-M COMMERCE WAY, WOBURN, MA 01801
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 994-4800

                                       N/A
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 29, 2004, TimePayment Corp. LLC and Leasecomm Corporation (each a wholly-owned subsidiary of the Registrant and collectively, the "Borrowers") and the Registrant entered into a Revolving Credit Agreement (the "Credit Agreement"), by and among the Borrowers, the Registrant, The CIT Group/Commercial Services, Inc., as Agent ("CIT"), and the other financial institutions from time to time party thereto, as Lenders. The Credit Agreement provides for a secured line of credit of $30 million and CIT agrees that it will, on a best efforts basis, attempt to secure commitments from an additional Lender or Lenders in the aggregate additional amount of up to $20 million. Loans to the Borrowers under the Credit Agreement in the amount of $11,322,231.15 were funded on September 29, 2004.

      Portions of the funded loans were used to repay existing indebtedness under a senior secured credit facility with a bank group and an unsecured credit facility with a financial institution. Both existing credit facilities were paid in full and terminated. In addition, the Borrowers will use the loans under the Credit Agreement for working capital needs and for ongoing general corporate purposes. The Registrant guarantees the loans and obligations under the Credit Agreement. The obligations of the Borrowers and the Registrant under the Credit Agreement and such guarantee are secured by the grant of a security interest in the Borrowers' assets and the Registrant's pledge of its ownership interests in the Borrowers to CIT.

      The borrowings under the Credit Agreement are subject to monthly interest payments, periodic commitment fees and various other fees, as described in the Credit Agreement. Borrowings under the Credit Agreement will bear interest at a base rate of prime plus 1.5% or a LIBOR rate, dependent on the Borrowers' election. Borrowings based on LIBOR will bear interest at a rate of LIBOR plus 4.0%. Availability under the Credit Agreement is subject to the satisfaction of a borrowing base, as described in the Credit Agreement.

      The revolving credit facility established pursuant to the Credit Agreement will expire on September 29, 2007, at which time all outstanding amounts under the credit facility will be due and payable. The Credit Agreement will, however, automatically renew on for a one year period on September 29, 2007 and on September 29th of each year thereafter provided that there is no then existing event of default at such time and neither CIT nor the Borrowers have given at least 180 days prior written notice of their intent not to renew the Credit Agreement. If the Borrowers terminate the Credit Agreement prior to March 29, 2006, the Borrowers have agreed to pay to CIT an early termination fee in the amount of $1.5 million. The Borrowers may under certain circumstances, as described in the Credit Agreement, terminate the Credit Agreement prior to March 29, 2006 without liability for such early termination fee.

      The Credit Agreement contains standard representations, covenants and events of default for a facility of this type, including among other things, certain financial tests and limitations with respect to: distributions, dividends, payment of certain indebtedness and certain fees, transactions with affiliates, investments, capital expenditures, incurrence of additional indebtedness, liens, acquisitions, asset dispositions, sales of lease and equipment portfolios, establishing special purpose corporations for the securitization and financing of lease receivables, and other customary restrictions.

      The Credit Agreement provides that upon an event of default the Borrowers will, at CIT's election, incur additional interest on their periodic interest payments until such event of default is cured or waived. Also, an occurrence of an event of default allows CIT to accelerate the payment of the loans and/or suspend or terminate the commitments to lend, in addition to the exercise of other legal remedies, including foreclosing on collateral. Under certain events of default relating to bankruptcy, insolvency or

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receivership of the Borrowers or the Registrant, the obligations of CIT and
Lenders to make further loans are automatically terminated and the amounts outstanding automatically become due and payable immediately. In addition, the Credit Agreement contains default provisions relating to the occurrence of certain change of control events, including (i) the failure of Richard Latour to be at all times the chief executive officer of the Registrant and TimePayment Corp. LLC and the executive vice president of Leasecomm corporation, (ii) the failure of James Jackson to be at all times the chief financial officer of the Registrant and Borrowers or (iii) certain changes to the existing composition of the board of directors of the Registrant or Borrowers (in each such instance, without the replacement within 60 days by individuals who are reasonably acceptable to CIT).

      The Registrant and the Borrowers have also executed and delivered certain other related agreements and documents pursuant to the Credit Agreement, including pledge, guaranty and security agreements. Copies of the Credit Agreement and related agreements are attached hereto as Exhibits 10.1 through
10.7 and are incorporated herein by reference. The Registrant issued a press release dated September 30, 2004 announcing the credit facility, which press release is attached hereto as Exhibit 99.1. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement and related documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The information described above under "Item 1.01. Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      In connection with the Credit Agreement, the Registrant issued to CIT a warrant certificate dated September 29, 2004 (the "Warrant") which entitles the holder thereof to purchase fifty thousand (50,000) shares of the Registrant's common stock at a per share purchase price of $0.825. The Warrant expires on June 10, 2007. The Warrant was issued pursuant to the terms of that certain Warrant Purchase Agreement, dated as of September 29, 2004, by and between the Registrant and CIT.

      Pursuant to a Registration Rights Agreement, dated as of September 29, 2004, by and between the Registrant and CIT, the Registrant has agreed to provide customary incidental registration rights with respect to the shares of the Registrant's common stock issuable under the Warrant, as well as providing that the Registrant will file with the SEC an S-3 registration statement with respect to such shares no later than December 31, 2004.

      Copies of the Warrant Purchase Agreement, the Warrant and the Registration Rights Agreement are attached hereto as Exhibits 10.8 through 10.10 and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such agreements.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

  EXHIBIT                                 EXHIBIT TITLE
Exhibit 10.1      Revolving Credit Agreement, dated as of September 29, 2004, by and among Leasecomm Corporation and TimePayment Corp. LLC, as
                  Borrowers, MicroFinancial Incorporated, The CIT
                  Group/Commercial Services, Inc., as Agent, and the other
                  financial institutions from time to time party thereto, as
                  Lenders.

Exhibit 10.2      $30,000,000 Revolving Credit Note, dated as of September 29,
                  2004, issued by Leasecomm Corporation and TimePayment Corp.
                  LLC and payable to the order of The CIT Group/Commercial
                  Services, Inc.

Exhibit 10.3      Guaranty, dated as of September 29, 2004, by MicroFinancial
                  Incorporated in favor of The CIT Group/Commercial Services,
                  Inc., as Agent.

Exhibit 10.4 Pledge Agreement, dated as of September 29, 2004, by and between MicroFinancial Incorporated and The CIT
                  Group/Commercial Services, Inc., as Secured Party, on behalf of the Lenders.

Exhibit 10.5 Security Agreement, dated as of September 29, 2004, by and among Leasecomm Corporation, TimePayment Corp. LLC and The CIT
                  Group/Commercial Services, Inc., as Agent.

Exhibit 10.6      Intellectual Property Security Agreement, dated as of
                  September 29, 2004, by and among Leasecomm Corporation,
                  TimePayment Corp. LLC and The CIT Group/Commercial Services,
                  Inc., as Agent.

Exhibit 10.7      Revolving Credit Assignment of Leases, dated as of September
                  29, 2004, by and among Leasecomm Corporation, TimePayment
                  Corp. LLC and The CIT Group/Commercial Services, Inc., as
                  Agent.

Exhibit 10.8 Warrant Purchase Agreement, dated as of September 29, 2004, by and between MicroFinancial Incorporated and The CIT
                  Group/Commercial Services, Inc., as Investor.

Exhibit 10.9 Warrant Certificate, dated as of September 29, 2004, for the purchase of 50,000 shares of common stock, issued by MicroFinancial Incorporated in favor of The CIT
                  Group/Commercial Services, Inc.

Exhibit 10.10 Registration Rights Agreement, dated as of September 29, 2004, by and between MicroFinancial Incorporated and The CIT
                  Group/Commercial Services, Inc., as Holder.

Exhibit 99.1      Press release dated September 30, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2004

                                        MICROFINANCIAL INCORPORATED
                                        (Registrant)

                                        By:   /s/ James Jackson
                                            ------------------------------------
                                            Name: James Jackson
                                            Title: Vice President and Chief
                                                   Financial Officer

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